UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 4, 2022

Evergy, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street

Kansas City, Missouri 64105

(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On March 4, 2022, Evergy Missouri West, Inc. (“Evergy Missouri West”), a Delaware corporation and wholly-owned subsidiary of Evergy, Inc., entered into a First Mortgage Indenture and Deed of Trust, dated as of March 1, 2022, with UMB Bank, N.A., as trustee (the “First Mortgage Indenture”) establishing a first mortgage lien on substantially all of its present properties and certain after-acquired properties, subject to certain exceptions enumerated in the First Mortgage Indenture.

In connection with the establishment of the First Mortgage Indenture, Evergy Missouri West concurrently issued first mortgage bonds thereunder (the “Collateralizing First Mortgage Bonds”), which secured all of its outstanding unsecured notes. The outstanding unsecured notes secured by the Collateralizing First Mortgage Bonds are as follows: (i) 3.49% Senior Notes, Series A, due August 15, 2025, (ii) 4.06% Senior Notes, Series B, due August 15, 2033, (iii) 4.74% Senior Notes, Series C, due August 15, 2043, (iv) 2.86% Series A Senior Notes due April 20, 2031, (v) 3.01% Series B Senior Notes due April 20, 2033 and (vi) 3.21% Series C Senior Notes due April 20, 2036 (collectively, the “Unsecured Notes”). As a result, the Unsecured Notes will be effectively secured by the lien of the First Mortgage Indenture and will rank equally and ratably with all of Evergy Missouri West’s first mortgage bonds, regardless of series, from time to time issued and outstanding under the First Mortgage Indenture.

Item 9.01 Financial	Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	First Mortgage Indenture and Deed of Trust, dated as of March 1, 2022, between Evergy Missouri West, Inc. and UMB Bank, N.A., as trustee

4.2	First Supplemental Indenture dated as of March 1, 2022 between Evergy Missouri West, Inc. and UMB Bank N.A., as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGY, INC.

By:	/s/ Lori A. Wright
Name:	Lori A. Wright
Title:	Vice President – Investor Relations and Treasurer

Date: March 4, 2022